SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTSOn March 9, 2026, the Company entered into a forward purchase agreement for a portfolio of Class A industrial properties strategically located in Tepeji del Río, State of Hidalgo, Mexico. The transaction was executed through a Master Agreement, representing an approximately US$200 million investment, pursuant to which LPA will progressively acquire stabilized industrial assets within Central Park 57, a large‑scale industrial and logistics park strategically located along the Mexico–Querétaro Highway (Federal Highway 57), a key logistics corridor. The asset is being developed and sponsored by Mexico City-based Fortem Capital, the institutional owner and master developer of Central Park 57, the first operating building of which is pending stabilization of approximately 153,400 square feet.